Exhibit 99.2

                           ANNUAL COMPLIANCE REPORT

     I, David J. Kolibachuk, being an officer of U.S. Bank Trust National Association, the Trustee with respect to the trusts listed on Schedule I attached hereto (collectively, the "Trusts"), certify that:

     1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K filed by Lehman ABS Corporation in connection with the distributions made on behalf of the Trusts containing distribution reports filed in respect of periods included in the year covered by this annual report of the trusts listed on Schedule I attached hereto;

     2. Based on my knowledge, the information in those reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

     3. Based on my knowledge, the distribution information required to be provided to the Trustee under each trust agreement for inclusion in such distribution reports is included in such reports; and

     4. Based on my knowledge, except as disclosed in such reports, the Trustee has fulfilled its obligations, including any servicing obligations, under each trust agreement.




Date:  February 2, 2004



By:               /s/ David J. Kolibachuk
         -----------------------------------------------------
         David J. Kolibachuk, Vice President


                                                  SCHEDULE I


   ---------------------------------------------------------------------------------------------------------
                                               Trust Description
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-1
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-2
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-3
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-4
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-5
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-6
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-7
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-8
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-9
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-10
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-11
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-12
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-14
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-15
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-16
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-17
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-18
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-19
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-20
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-21
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-22
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-23
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-24
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-25
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-26
   ---------------------------------------------------------------------------------------------------------
                              Corporate Backed Trust Certificates, Series 2001-27
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Corning Debenture-Backed Series 2001-28
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Georgia Pacific Debenture-Backed Series 2001-29
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Royal Caribbean Debenture-Backed Series 2001-30
   ---------------------------------------------------------------------------------------------------------
               Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, Liberty Media Debenture-Backed Series 2001-32
   ---------------------------------------------------------------------------------------------------------
                     Corporate Backed Trust Certificates, AT&T Note-Backed Series 2001-33
   ---------------------------------------------------------------------------------------------------------
            Corporate Backed Trust Certificates, Goodyear Tire & Rubber Note-Backed Series 2001-34
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Corning Debenture-Backed Series 2001-35
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, Ford Motor Co. Debenture-Backed Series 2001-36
   ---------------------------------------------------------------------------------------------------------
          Corporate Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37
   ---------------------------------------------------------------------------------------------------------
        Corporate Backed Trust Certificates, W.R. Berkley Capital Trust Securities-Backed Series 2002-1
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-2
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Brunswick Corporation Note-Backed Series 2002-3
   ---------------------------------------------------------------------------------------------------------
              Corporate Backed Trust Certificates, DaimlerChrysler Debenture-Backed Series 2002-4
   ---------------------------------------------------------------------------------------------------------
       Corporate Backed Trust Certificates, General Electric Capital Services Note-Backed Series 2002-5
   ---------------------------------------------------------------------------------------------------------
               Corporate Backed Trust Certificates, Kinder Morgan Debenture-Backed Series 2002-6
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, BellSouth Debenture-Backed Series 2002-8
   ---------------------------------------------------------------------------------------------------------
               Corporate Backed Trust Certificates, News America Debenture-Backed Series 2002-9
   ---------------------------------------------------------------------------------------------------------
                   Corporate Backed Trust Certificates, AIG Debenture-Backed Series 2002-10
   ---------------------------------------------------------------------------------------------------------
             Corporate Backed Trust Certificates, Royal & Sun Alliance Bond-Backed Series 2002-11
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-12
   ---------------------------------------------------------------------------------------------------------
                 Corporate Backed Trust Certificates, Motorola Debenture-Backed Series 2002-14
   ---------------------------------------------------------------------------------------------------------



                                                      2



   ---------------------------------------------------------------------------------------------------------
           Corporate Backed Trust Certificates, CIT Capital Trust I Securities-Backed Series 2002-15
   ---------------------------------------------------------------------------------------------------------
         Corporate Backed Trust Certificates, Verizon Global Funding Corp. Note-Backed Series 2002-16
   ---------------------------------------------------------------------------------------------------------
    Corporate Backed Trust Certificates, American General Institutional Capital A Capital Securities-Backed
                                                Series 2002-17
   ---------------------------------------------------------------------------------------------------------
        Corporate Backed Trust Certificates, Bristol Myers Squibb Debenture-Backed Series 2002-18 Trust
   ---------------------------------------------------------------------------------------------------------
             Repackaged GE Global Insurance Floating Rate Trust Certificates, Series 2002-1 Trust
   ---------------------------------------------------------------------------------------------------------





                                                      3